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                                                                    EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 17, 2000 relating the financial statements and financial statement schedule of Tricord Systems, Inc., which appears in Tricord Systems, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

PricewaterhouseCoopers LLP



Minneapolis, Minnesota
May 10, 2000